Non-current and current financial debts	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Non-current and current financial debts	Non-current and current financial debts
The below table summarizes non-current and current Financial debts outstanding as of December 31, 2021 and 2020.

($ millions)	2021	2020
Non-current financial debts
Facility B	796	794
Facility C	395	429
Local facilities (Japan)	47	—
Series 2026 notes	496	496
Series 2029 notes	993	992
Series 2030 notes	745	744
Series 2049 notes	494	494
Revolving facility	—	—
Total non-current financial debts	3,966	3,949

Current financial debts
Local facilities:
Japan	84	101
All others	17	49
Other short-term financial debts	6	12
Derivatives	7	7
Total current financial debts	114	169
Total financial debts	4,080	4,118
Interest expense recognized for Financial debts, excluding lease liabilities, was $95 million, $94 million and $81 million for the years ended December 31, 2021, 2020 and 2019, respectively. The weighted average interest rate on Financial debts was 2.3% in 2021 and 2020.
Bridge Loan, Term Loan and Revolving Credit Facilities
On March 6, 2019, Alcon entered into a $1.5 billion unsecured 364-day bridge loan facility with two extension options, each for a period of 180 days (the "Bridge Facility"), a $0.5 billion unsecured three-year term loan facility ("Facility A"), a $0.8 billion unsecured five-year term loan facility ("Facility B"), a $0.4 billion (or the equivalent in EUR) unsecured five-year term loan facility ("Facility C") and a $1.0 billion unsecured five-year committed multicurrency revolving credit facility (the "Revolving Facility" and, together with the Bridge Facility, Facility A, Facility B and Facility C, the "Facilities"). On April 2, 2019, Alcon borrowed $3.2 billion against the bridge and other term loans. In February 2021, the $1.0 billion Revolving Facility was extended to March 2026. The Revolving Facility remained undrawn as of December 31, 2021.
Alcon and certain of its subsidiaries are the borrowers under the Facilities and Alcon guarantees the borrowings of such subsidiaries under the Facilities. In addition, the Revolving Facility includes a mechanism through which certain subsidiaries, as approved by the lenders, can accede as a borrower.
Alcon is permitted to voluntarily prepay loans under the Facilities, in whole or in part, without penalty or premium subject to certain minimum prepayment amounts and the payment of accrued interest on the amount prepaid and customary breakage costs. The Bridge Facility had a mandatory prepayment provision, pursuant to which Alcon would have to apply proceeds from relevant debt capital markets transactions in prepayment under the Bridge Facility.
The terms of the Facilities include certain events of default and covenants customary for investment grade credit facilities, including restrictive covenants that will limit, among other things, the grant or incurrence of security interests over any of Alcon's assets, the incurrence of certain indebtedness and entry into certain fundamental change transactions. The Facilities do not contain any financial covenants.
Refinancing of Bridge Facility and Facility A
On September 23, 2019, AFC issued Senior Notes ("Notes") with maturity dates in 2026, 2029, and 2049, which are guaranteed by the Company. The Notes are unsecured senior obligations of AFC issued in a private placement. The total principal amount of the Notes is $2.0 billion. The Notes were issued at a discount totaling $7 million, which was recorded as a reduction to the carrying value of the Notes and will be amortized to Interest expense over the term of the Notes. AFC incurred $15 million of debt issuance costs, which were recorded as a reduction to the carrying value of the Notes and will be amortized to Other financial income & expense over the term of the Notes.
The Notes consist of the following:
•Series 2026 Notes - $0.5 billion due in 2026 issued at 99.5%, 2.750% interest is payable twice per year in March and September, beginning in March 2020.
•Series 2029 Notes - $1.0 billion due in 2029 issued at 99.6%, 3.000% interest is payable twice per year in March and September, beginning March 2020.
•Series 2049 Notes - $0.5 billion due in 2049 issued at 99.8%, 3.800% interest is payable twice per year in March and September, beginning March 2020.
The funds borrowed through the issuance of the Notes were used to repay the $1.5 billion Bridge Facility and $0.5 billion Facility A. The transaction was accounted for as an extinguishment of a liability. Alcon recognized a loss of $4 million associated with the write-off of unamortized deferred financing costs due to extinguishment of the original financing. This loss on extinguishment was recognized in Other financial income & expense.
Interest rate benchmark reform
Facility B and Facility C ("Term Loan Facilities") and the Revolving Facility (collectively, the "Remaining Facilities") originally bore interest rates equal to the interest rate benchmark (prevailing Euro Interbank Offered Rate (“EURIBOR”) in the case of loans denominated in EUR, USD prevailing London Interbank Offered Rate (“LIBOR”) in the case of loans denominated in USD and CHF LIBOR in the case of loans denominated in CHF), plus an applicable margin. On December 14, 2021, Alcon amended the terms of the Remaining Facilities in response to interest rate benchmark reform which includes the replacement of certain interbank offered rates (“IBOR”) with alternative benchmark rates. The amended terms incorporate a mechanism to switch from the Remaining Facilities' original interest rates to compounded risk-free rates ("RFR"), including any relevant credit adjustment spread. The practical expedient in Interest Rate Benchmark Reform – Phase 2: Amendments to IFRS 9, IAS 39, IFRS 4 and IFRS 16 will be applied which allows the effective interest rate to be updated to reflect the change in interest rate benchmark from IBOR to RFR without adjusting the carrying amount. Consequently, there was no change in the carrying value of the Remaining Facilities as a result of the amendment.
Series 2030 notes issuance
On May 27, 2020, AFC issued senior notes due in 2030 (“Series 2030 Notes”), which are guaranteed by the Company. The Series 2030 Notes are unsecured senior obligations of AFC issued in a private placement and rank equally in right of payment with the Series 2026, Series 2029, and Series 2049 notes. The total principal amount of the Senior 2030 Notes is $750 million. The Senior 2030 Notes were issued at 99.843% with 2.600% interest payable twice per year in May and November, beginning in November 2020. The Series 2030 Notes were issued at a discount totaling $1 million, which was recorded as a reduction to the carrying value of the Series 2030 notes and will be amortized to Interest expense over the term of the Series 2030 Notes. AFC incurred $5 million of debt issuance costs, which were recorded as a reduction to the carrying value of the Series 2030 Notes and will be amortized to Other financial income & expense over the term of the Series 2030 Notes.
Local bilateral facilities
In February 2019, Alcon entered into a number of local bilateral facilities in different countries, with the largest share of borrowings in Japan. Two local bilateral facilities in Japan matured in February 2021 and were refinanced by three facilities with one and two year maturities. As of December 31, 2021, a total of $131 million was drawn in Japan, including $84 million classified as current and $47 million classified as non-current. There was $90 million undrawn on the facilities in Japan as of December 31, 2021.
Maturity of contractual undiscounted cash flows and interest payment commitments
The following table provides details on the maturity of the contractual undiscounted cash flows for Alcon's borrowings as of December 31, 2021 and 2020:

	2021			2020
($ millions)	Nominal amount - Current and non-current financial debt	Derivatives	Total	Nominal amount - Current and non-current financial debt	Derivatives	Total
Not later than one year	107	7	114	162	7	169
Between one and five years	1,743	—	1,743	1,231	—	1,231
Later than five years	2,250	—	2,250	2,750	—	2,750
Total contractual undiscounted cash flows	4,100	7	4,107	4,143	7	4,150
Unamortized debt discount and issuance costs	(27)	—	(27)	(32)	—	(32)
Total carrying value	4,073	7	4,080	4,111	7	4,118

The following table provides details on the maturity of the future contractual interest payments commitments as of December 31, 2021 and 2020:

($ millions)	2021	2020
Not later than one year	94	96
Between one and five years	340	357
Later than five years	583	687
Total cash flows	1,017	1,140